The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2018

Royce International Premier Fund

The text “n.a.1” on the cover page that appears under the Institutional Class column with respect to Royce International Premier Fund is hereby deleted and replaced with the ticker symbol “RIPIX”.

RIP-INST

May 1, 2018